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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         Commission File Number 1-10585


     Date of the report (Date of earliest event reported): February 10, 2003


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                            CHURCH & DWIGHT CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                         13-4996950
(State or Other Jurisdiction or Incorporation)        (I.R.S. Employer Identification No.)




 469 North Harrison Street, Princeton, New Jersey                        08543
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (609) 683-5900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS

On February 10, 2003, Church & Dwight Co., Inc. ("Company") issued a press release relating to earnings for the quarter and year ended December 31, 2002 and the Company's investor and analyst conference to be held on Monday, February 10, 2003.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
(c)       Exhibits

          Exhibit 1 Press Release by the Company dated February 10, 2003.


                                                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHURCH & DWIGHT CO., INC.
                                  a Delaware Corporation


Date:  February 10, 2003          By:   /s/ Robert A. Davies III
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                                      Robert A. Davies III
                                      Chief Executive Officer